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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 20, 2006


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                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


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         Delaware                        000-22223               311499862
(State or other jurisdiction of     (Commission File)         (IRS Employer
incorporation or organization)            Number             Identification No.)

                       101 East Court, Sidney, Ohio 46750
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129

                               -------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [_]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 2 - Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

         On July 20, 2006, the Registrant issued a news release announcing, among other things, earnings for the fourth quarter and fiscal year-end earnings for the fiscal year ended June 30, 2006, the Registrant's declaration of a dividend and the date for the Registrant's next annual meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 to this report and all paragraphs, except paragraphs four and five (dealing with the Registrant's declaration of a dividend and the date for the Registrant's next annual meeting of shareholders), are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 8 - Other Events.

Item 8.01.  Other Events.

         On July 20, 2006, the Registrant issued a press release announcing, among other things, earnings for the Registrant's fourth quarter and fiscal year-end earnings for the fiscal year ended June 30, 2006, and the Registrant's declaration of a dividend and the date for the Registrant's next annual meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 to this report and paragraphs four and five thereof are incorporated into this Item 8.01 by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01.     Financial Statements and Exhibits.

         (c)  Exhibits.
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                  The following Exhibit is being furnished herewith:

                  99.1     Press    Release    of    Peoples-Sidney    Financial
                           Corporation, dated July 20, 2006.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PEOPLES-SIDNEY FINANCIAL CORPORATION

                                    By: /s/ Douglas Stewart
                                        -------------------------------------
                                        Douglas Stewart
                                        President and Chief Executive Officer

Dated:  July 24, 2006



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                                  Exhibit Index
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Exhibit
Number                       Description of Exhibit
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99.1     Press Release of Peoples-Sidney  Financial Corporation,  dated July 20,
         2006.